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                                                                    EXHIBIT 10.p



                         CONTINENTAL BANK CORPORATION
                    1991 EQUITY PERFORMANCE INCENTIVE PLAN

                                  As amended



                                                     Last Amended August 7, 1995
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                         CONTINENTAL BANK CORPORATION
                    1991 EQUITY PERFORMANCE INCENTIVE PLAN


     1. Purpose. The purpose of this Plan is to promote the long-term financial interests of the Company by (i) rewarding key employees of the Company or one or more of its Affiliates for their contributions to the success of the Company; (ii) attracting and encouraging long service by key employees possessing outstanding abilities; (iii) providing key employees with additional incentives in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock Units; and (iv) furthering the identity of interests of key employees with those of the Company's stockholders through opportunities for interested stock ownership and awards based on corporate stock performance.

     2.   Definitions.

     "Affiliate" means a corporation, partnership, joint venture or other entity in which the Company has an ownership interest.

     "Award" means an award of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units under the Plan.

     "Award Agreement" means an agreement entered into between the Company and a Participant, setting forth the terms and conditions applicable to an award granted to the Participant.

     "Board of Directors" or "Board" means the Board or Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

     "Committee" means the Human Resources Committee or the Board of Directors, or such other committee as may be designated by the Board of Directors and so constituted as to permit the Plan to comply with Rule 16b-3 under the Exchange Act or any successor rule or regulation.

     "Common Stock" means the Company's common stock, $4.00 par value per share.

     "Company" means Continental Bank Corporation, a Delaware corporation.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "Fair Market Value" means, as of any given date, the mean of the highest and lowest market prices of the Common Stock, or other security for which Fair Market Value is being determined,

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as reported on the composite tape of New York Stock Exchange issues (or such other reporting system as shall be selected by the Committee) on such date or, if no sale of Common Stock or such other security is reported for such date, the next preceding day for which there was a reported sale. If such Common Stock or other security is not traded on the New York Stock Exchange, the Fair Market Value shall be such amount as shall be reasonably determined by the Committee.

     "Incentive Stock Option" means any Stock Option intended to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code, or any successor Code section.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Participant" means an employee of the Company or its Affiliates who is designated as a Participant in the Plan by the Committee pursuant to Section 4 below.

     "Plan" means the Continental Bank Corporation 1991 Equity Performance Incentive Plan, as set forth herein and as amended from time to time.

     "Restricted Stock" means Common Stock which has been awarded to a Participant subject to the restrictions referred to in Section 9 below, so long as such restrictions are in effect.

     "Restricted Stock Unit" means a right to receive a payment determined by the price of Common Stock as described in Section 10 below.

     "Stock Appreciation Right" means a right to receive a payment determined by the appreciation in Common Stock as described in Section 8 below.

     "Stock Option" or "Option" means a right to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) as described in
Section 7 below.

     3. Administration. The Plan and all Awards granted pursuant thereto shall be administered, construed and interpreted by the Committee. The decision or a majority of the members of the Committee voting shall constitute the decision of the Committee and the Committee may act either at a meeting at which a majority of the members of the Committee is present, or by writing signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to interpret the Plan and all Awards granted pursuant thereto. Notwithstanding the foregoing provisions of this Section 3, and subject to the restrictions set forth in Section 14 below, the Committee may delegate to the Chairman or, except as to the issuance of Common Stock, the Chief Human Resources Officer of the Company any or all authority otherwise delegated to the

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Committee under the Plan with respect to granting Awards to or administering
Awards granted to, or held by, persons who, at the time such authority is exercised, are not subject to Section 16(a) or Section 16(b) of the Exchange Act.

     4. Participation. The Committee shall, from time to time, determine and designate the key employees of the Company or its Affiliates (any of whom may be members of the Board of Directors) who shall be Participants in the Plan and the types, terms and size of Awards to be made to each such Participant. Any such Award may be granted singly or in combination or in tandem with other Awards and may be made in tandem with or in lieu of current or deferred compensation and may be conditioned on a Participant's purchase and/or retention of shares of Common Stock, all as the Committee may determine.

     5. Stock Subject to Plan. Shares of stock subject to the Plan shall be shares of the Company's Common Stock. Subject to adjustment as provided in
Section 12 below, the aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 3,500,000 shares. The grant of an Award shall be deemed to be a grant of shares equal to the greater of the number of shares that may be issued under the Award or the number of shares on the basis of which the Award is calculated. To the extent that any Award terminates by expiration, cancellation, forfeiture, surrender or otherwise (other than by reason of the exercise of an Award granted in tandem therewith) without the issuance of shares or without payment therefor or, in the case of Restricted Stock, without vesting, any shares subject to such Award or on the basis of which such Award would have been calculated shall again be available for future Awards. Either authorized and unissued shares or treasury shares may be used for Plan purposes; provided, however, that unissued shares shall not be awarded to any Participant who has been employed by the Company or its Affiliates for less than one year, unless the Committee expressly determines, after consideration of all other remuneration paid or payable to the Participant, that the services already rendered to the Company and its Affiliates by the Participant for which the Participant is being granted the Award have a value of not less than the par value of the shares being awarded.

     6. Award Agreement. Each Award under this Plan shall be evidenced by an Award Agreement which shall include provisions governing the disposition of the Award in the event of retirement, disability, death or other termination of a Participant's employment by or relationship to the Company or any of its Affiliates, and such other terms and conditions, including the criteria for determining vesting of Awards and the amount or value of Awards, as the Committee shall deem necessary and appropriate to effect an Award Agreement with the Participant to whom the Award is granted.

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     7.   Options.  Each Option shall entitle the Participant to whom it is granted the right to purchase a specified number of shares of Common Stock (including Restricted Stock, if the Committee so determines) at a fixed price subject to the following terms and conditions, and to such other terms and conditions not inconsistent with the Plan as shall be prescribed by the Committee in its sole discretion:

          (a) Option Price. The price at which a share of Common Stock may be purchased pursuant to the exercise of an Option shall be determined by the Committee at the time such Option is granted, but shall not be less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant or (ii) the par value or the Common Stock.

          (b) Exercisability of Option. An Option or any part thereof shall become exercisable at such date or dates as shall be fixed by the Committee at the time such Option is granted or at such earlier time as may subsequently be determined by the Committee but in no event earlier than six months after the date of grant. Options shall be exercised in whole or in part by written notice to the Company and payment in full of the option price. Payment of the option price may be made, at the discretion of the optionee, and to the extent permitted by the Committee, (A) in cash (including check, bank draft, or money order), (B) in Common Stock (valued at the Fair Market Value thereof on the date of exercise), (C) by a combination of cash and Common Stock or (D) with any other consideration (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Common Stock may be issued directly to the Participant's broker or dealer upon receipt of the option price in cash from the broker or dealer).

          (c) Termination of Option. An Option shall terminate as determined by the Committee at the time such Option is granted; provided, however, no Option shall be exercisable after the expiration of ten years from the date such Option is granted.

          (d) Limitation on Amount of Incentive Stock Options. The aggregate Fair Market Value (determined at the time the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under this Plan and each other stock option plan of the Company and any "parent" and "subsidiary" corporations (as those terms are defined in Sections 424(c) and 424(f) of the Code, respectively, or any successor Code section) shall not exceed $100,000.

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     8.  Stock Appreciation Rights.  Each Stock Appreciation Right shall entitle the Participant to whom it is granted to receive, upon exercise of the Stock Appreciation Right (or of both the Stock Appreciation Right and the related Option, or of a portion of either, in the case of a Stock Appreciation Right granted in tandem with all or a portion of a related Stock Option), without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock (including Restricted Stock, if the Committee so determines) having an aggregate Fair Market Value on the date of exercise equal to the excess of the aggregate Fair Market Value on the exercise date of the shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price of such right, which price shall be not less than the Fair Market Value of such shares on the date the right was granted (or, in the case of a right granted in tandem with an Option, the option price the Participant would otherwise have been required to pay for such shares). Each Stock Appreciation Right shall be subject to the terms and conditions set forth in this Section 8 and to such other terms and conditions not inconsistent with the Plan as shall be specified in a related Award Agreement, including, but not limited to, limitations on the period or periods within which the Stock Appreciation Right shall be exercisable and any restrictions as to the amount of appreciation that may be recognized upon exercise of such Stock Appreciation Right. No Stock Appreciation Right shall become exercisable prior to six months after the date of grant. A Stock Appreciation Right granted in tandem with all or a portion of a related Stock Option may be granted either at the time of the grant of the related Option or, unless the related Option is an incentive Stock Option, at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable. The Company may (if the Committee so determines) settle all or part of the Company's obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock the Company would otherwise be obligated to deliver.

     9. Restricted Stock. Restricted Stock is Common Stock that is subject to forfeiture, restrictions on transfer and/or such other restrictions on incidents of ownership, as the Committee may determine. A Restricted Stock Award shall entitle the Participant to whom it is granted to receive, on the date or dates designated in the Award Agreement, subject to such terms and conditions as the Committee may determine, the number of shares of Common Stock specified in the Award Agreement and shall require no payment or consideration by the Participant, either on the date of grant or the date the restrictions are removed, unless specifically required by the terms of the Award Agreement. The Committee in its sole discretion may specify at the time a Restricted Stock Award is granted that the recipient thereof is entitled to receive, currently or on deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, and the

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Committee may specify that such amounts (if any) shall be deemed to have been reinvested in additional Common Stock or otherwise reinvested.

     10. Restricted Stock Units. Each Restricted Stock Unit shall entitle the Participant to whom it is awarded to receive from the Company upon its surrender, on or as soon as practicable after the date designated in the Award Agreement, a payment, subject to such terms and conditions as the Committee may determine (including those related to the form of such payment), equal to the Fair Market Value of a share of Common Stock on the date the restrictions lapse. The Committee in its sole discretion may specify at the time a Restricted Stock Unit is awarded that the recipient thereof is entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, and the Committee may specify that such amounts (if any) shall be deemed to have been reinvested in Common Stock or otherwise reinvested.

     11. Compliance With Applicable Laws. Notwithstanding any other provisions of the Plan, the Committee may subject shares of Common Stock (including Restricted Stock) awarded under the Plan to such conditions, limitations or restrictions as the Committee determines to be necessary or desirable to comply with any law or regulation or with the requirements of any securities exchange.

     12. Changes in Capitalization, Similar Changes and Changes in Control. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, reorganization (including, but not limited to, any spinoff, extraordinary dividend or other distribution), consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares with respect to which Awards may be granted under the Plan and (where applicable) the exercise or purchase price of and the number and class of shares covered by outstanding Awards shall be equitably adjusted by the Committee. Such determination of the Committee shall be conclusive; provided that in no event shall the Committee adjust the exercise or purchase price for an Award under which shares may be issued to a price less than the par value of the stock on the date of the adjustment. Furthermore, if there is an adjustment in the number of shares, no fraction of a share (or, if applicable, fraction of one cent) shall be delivered with respect to any Restricted Stock or upon any exercise of any other Award and, if an adjustment of the exercise or purchase price shall result in a fraction of one cent, a full cent shall be included in such price in lieu of such fraction. Any shares of stock or other securities received by a Participant with respect to Restricted Stock in connection with such an adjustment shall be subject to the same restrictions as was the Restricted Stock at the time of the adjustment. If the Company shall be consolidated or merged with another corporation, any

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stock, securities or other property which any Participant is entitled to receive by reason of such Participant's ownership of the shares of Restricted Stock shall be deposited with the Company or its successor. Subject to the provisions of Section 9 above, such stock, securities or other property shall also be subject to the same restrictions as such Restricted Stock, and shall bear an appropriate legend with respect thereto. Notwithstanding the foregoing provisions of this Section 12 or any other provision of the Plan, other than
Section 14, the Committee may, in its sole discretion, at the time of granting any Award under the Plan or at any time thereafter, provide for the acceleration of vesting or the modification of any other terms of such Award in the event of a change in control of the Company and may establish the conditions under which such a change in control will be deemed to have occurred.

     13. Employees' and Participants' Rights. Notwithstanding any other provision of the Plan:

          (a) No Right to Receive Award. No employee of the Company or any Affiliate or other person shall have any claim or right to receive an Award under the Plan except as the Committee (or, if authority is delegated as provided in Section 3, the Chairman or the Chief Human Resources Officer) shall have conferred in its discretion in the administration of the Plan.

          (b) No Right to Continued Employment. Participation in the Plan shall not confer upon any Participant any right with respect to continuation of employment by the Company or any Affiliate, nor interfere with the right of the Company or such Affiliate to terminate at any time employment of any Participant.

          (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date the Participant or the Participant's nominee becomes the stockholder of record of the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the Participant or the Participant's nominee becomes the stockholder of record of the shares, unless the Award Agreement specifically requires such adjustment.

          (d) Withholding. Except as otherwise provided by the Committee, the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash. In the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such

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     stock; provided, however, that the Committee may permit the withholding obligation to be met in whole or in part by withholding a number of shares otherwise deliverable under the Award, the Fair Market Value of which equals the amount required to be withheld.

          (e) Non-Assignability. An Award shall not be assignable or transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employees Retirement Income Security Act, or the rules thereunder (but only if permitting such transfer will not affect the status of the Award under the Code).

     14. Amendment and Termination. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, suspension or termination shall impair the rights of Participants with respect to any outstanding Awards. Notwithstanding any other provision of the Plan to the contrary, the Committee may amend the Plan to the extent necessary for the efficient administration of the Plan, or to make it practically workable or to conform to the provisions of any federal or state law or regulation. Notwithstanding the foregoing provisions of this Section 14, in no event shall any amendment be made without stockholder approval, as long as such approval is required by Rule 16b-3 of the Exchange Act or by the rules of the New York Stock Exchange, which shall:

          (a) increase the total number of shares with respect to which Awards may be granted under Section 5 of the Plan (subject to adjustment in accordance with Section 12 above);

          (b) reduce the option price under any Option below the Fair Market Value of the stock subject to the Option determined as of the date of grant;

          (c) materially modify the requirements as to eligibility for participation in the Plan; or

          (d) withdraw the administration of the Plan from the Committee.

The Plan shall terminate automatically on February 25, 2001, except as to outstanding Awards.

     15. Effective Date. This Plan shall be effective as of February 25, 1991 subject to the approval by the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting of Stockholders to be held on April 22, 1991 or any adjournment thereof and any necessary regulatory approval. All Awards are subject to such approval and, notwithstanding any other provision of the Plan, if any such

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approval is not obtained, all such Awards as well as dividends paid or payable with respect to such Awards shall be forfeited.


     The following provision was added to the plan by the BAC Board of Directors on August 7, 1995. For purposes of this provision, "BankAmerica" means BankAmerica Corporation and "Company" means BankAmerica and its subsidiaries collectively.

     Notwithstanding any other provision in the Plan, the following shall apply in the event of a Change in Control, as defined below, in BankAmerica:

     Change in Control means that one of the following events has occurred:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of BankAmerica (the "Outstanding BankAmerica Common Stock") or (ii) the combined voting power of the then outstanding voting securities of BankAmerica entitled to vote generally in the election of directors (the "Outstanding BankAmerica Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from BankAmerica (ii) any acquisition by BankAmerica, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below.

          (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by BankAmerica's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of BankAmerica or any of its subsidiaries (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially

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all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns BankAmerica or all or substantially all of BankAmerica's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Out standing BankAmerica Common Stock and Outstanding BankAmerica Voting Securities, as the case may be, (provided, however, that, for the purposes of this clause (A), any shares of common stock or voting securities of such resulting corporation received by such beneficial owners in such Business Combination other than as the result of such beneficial owners' ownership of Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting corporation), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned 20% or more of the Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to the Business Combination and
(C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

          (iv) Approval by the shareholders of BankAmerica of a complete liquidation or dissolution of BankAmerica.

     (a) All outstanding stock options and stock appreciation rights under the Plan shall be immediately exercisable in full if BankAmerica undergoes a Change in Control.

     (b) Except as provided in the following sentence and in (c) below, if applicable to the Plan, in the event an employee terminates employment with the Company following a Change in Control, his or her stock options and stock appreciation rights granted under the Plan shall remain exercisable for a period of three years following termination of employment, not to exceed

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the original term of the stock option or stock appreciation right.  The preceding sentence shall not apply to an incentive stock option unless the option agreement gives the Plan committee discretion to permit the incentive stock option to remain exercisable following termination of the optionholder's employment, in which case the incentive stock option shall be exercisable for three months following termination of employment without further committee action.

     (c)  [intentionally left blank]

     (d) The Company shall have the right to deduct from any settlement of any stock option or stock appreciation right an amount sufficient to cover withholding required by law for any federal, state or local taxes, of to take such other action as may be necessary to satisfy any such withholding obligation.


     The resolution adding the above provision provided that no modification, suspension, amendment or termination of the Plan may be made which would adversely affect the rights of any employee or former employee under the amendment with respect to any stock option or stock appreciation right granted under the Plan prior to the date of such modification, suspension, amendment or termination.

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